UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 12, 2005

Bank of Granite Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15956	56-1550545

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
P.O. Box 128, 23 North Main Street
Granite Falls, North Carolina 28630

(Address of Principal Executive Offices) (Zip Code)
(828) 496-2000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Signatures	4

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Committee Appointments by the Board of Directors
On January 17, 2006, Leila N. Erwin was appointed to the Nominating and Corporate Governance Committee and the Asset/Liability Management Committee of the Registrant’s Board of Directors. As previously reported on Form 8-K filed on December 12, 2005, Mrs. Erwin accepted her appointment as director on December 6, 2005 to fill a newly created vacancy on the Board, which resulted from a recent increase in Board size from eight to nine directors.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Granite Corporation

January 20, 2006	By:	/s/ Kirby A. Tyndall

Kirby A. Tyndall Secretary, Treasurer and Chief Financial Officer

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